As filed with the Securities and Exchange Commission on January 17, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 10, 2007

VASCO Data Security International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 South Meyers Road, Suite 210 Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

(630) 932-8844

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2007, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of VASCO Data Security International, Inc. (“VASCO”) amended the compensation to be paid to its three top executive officers, T. Kendall Hunt, Jan Valcke and Cliff K. Bown, during fiscal year 2007. Bonuses for each of the named executive officers depend upon the achievement of certain performance goals by VASCO during 2007.

Cash Compensation

Name of Executive Officer	Position	Base Salary	Bonus (1)	Total Cash Compensation
T. Kendall Hunt	Chief Executive Officer	$300,000	$195,000	$495,000
Jan Valcke	President and Chief Operating Officer	300,000 Euros (approx. $390,000)	225,000 Euros (approx. $292,500)	525,000 Euros (approx. $682,500)
Cliff K. Bown	Chief Financial Officer	$250,000	$150,000	$400,000

(1)	Each executive officer’s right to the entirety of the bonus cash compensation depends upon VASCO’s achievement of certain performance levels during fiscal year 2007. Each will receive a payout of his bonus based on the percentage of the performance target met by the Company. Each will receive 0% of the bonus if less than 80% of the performance goals are met, 50-75% of the bonus if 80-90% of the performance goals are met, 100% of the bonus if 100% of the performance goals are met, and 110%-150% of the bonus if 110-140% of the performance goals are met. The payouts for the achievement of certain performance levels will be interpolated for achievement of performance goals between the stated values.

Long-Term Incentive Compensation: Economic Value Grants

In addition to each executive officer’s cash compensation, the named executive officers were awarded grants of shares of restricted VASCO common stock and performance-based shares of restricted VASCO common stock on January 10, 2007. The closing price for Vasco common stock on the grant date was $14.97.

Name of Executive Officer	Number of Shares of Restricted Common Stock (1)	Number of Shares of Performance- Based Restricted Common Stock (2)
T. Kendall Hunt	13,400	21,169
Jan Valcke	10,200	16,129
Cliff K. Bown	6,100	9,600

(1)	The restrictions on these shares of common stock will lapse over a four year period with the restrictions lapsing on 25% of the shares of VASCO common stock on each anniversary of the grant.
(2)	Each executive officer will receive up to the number of shares of restricted common stock listed in this column upon VASCO’s achievement of certain performance goals related to VASCO’s cumulative earnings per share. VASCO’s cumulative earnings per share must equal or exceed a target range for each of the three years ending December 31, 2009 for these shares to vest.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2007	VASCO Data Security International, Inc.
(Registrant)

	By:	/s/ T. Kendall Hunt
T. Kendall Hunt
Chief Executive Officer

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